Exhibit 99.2

CAREY WATERMARK INVESTORS INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of June 30, 2013 has been prepared as if the significant transactions during the third quarter of 2013 (noted herein) had occurred as of June 30, 2013. Our pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and six months ended June 30, 2013 have been prepared based on our historical financial statements as if the significant investments and related financings and the significant disposition (noted herein) had occurred on January 1, 2012. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interest as of January 1, 2012 on amounts that have been recorded in our historical condensed consolidated statements of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information should be read in conjunction with our historical condensed consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Report on Form 10-Q for the six months ended June 30, 2013. The pro forma information is not necessarily indicative of our financial condition had the significant transactions occurred on June 30, 2013, or results of operations had the significant transactions occurred on January 1, 2012, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

June 30, 2013

(in thousands)

		Pro Forma
		Adjustments
				Marriott
	CWI	Other 2013		Raleigh
	Historical	Transactions		City Center		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$458,857	$91,750	A	$72,426	A	$623,033
Accumulated depreciation	(6,157)	-		-		(6,157)
Net investments in hotels	452,700	91,750		72,426		616,876
Equity investments in real estate	45,044	(20,818)	A	-		24,226
Net investments in real estate	497,744	70,932		72,426		641,102
Cash	93,445	22,630	A	(82,193)	A	43,237
		(76,647)	A	51,500	A
		44,000	A	(351)	A
		(505)	A	(3,114)	A
		(2,818)	A	(2,710)	A
Due from affiliates	25	-		-		25
Accounts receivable	1,828	75	A	172	A	2,075
Restricted cash	11,835	-		3,114	A	14,949
Other assets	14,063	1,229	A	10,798	A	26,946
		505	A	351	A
Total assets	$618,940	$59,401		$49,993		$728,334

Liabilities and Equity
Liabilities:
Non-recourse debt	$297,373	$44,000	A	$51,500	A	$392,873
Accounts payable, accrued expenses and other liabilities	11,547	3,604	A	1,203	A	16,354
Due to affiliates	2,862	-		-		2,862
Distributions payable	3,755	-		-		3,755
Total liabilities	315,537	47,604		52,703		415,844
Commitments and contingencies

Equity:
CWI stockholders’ equity:
Common stock	37	-		-		37
Additional paid-in capital	330,003	-		-		330,003
Distributions in excess of accumulated losses	(27,710)	1,812	A	(2,710)	A	(30,461)
		(1,853)	A
Accumulated other comprehensive income	882	-		-		882
Less, treasury stock at cost	(338)	-		-		(338)
Total CWI stockholders’ equity	302,874	(41)		(2,710)		300,123
Noncontrolling interests	529	12,803	A	-		12,367
		(965)	A	-
Total equity	303,403	11,797		(2,710)		312,490
Total liabilities and equity	$618,940	$59,401		$49,993		$728,334

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year Ended December 31, 2012

(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
						Marriott		Weighted
	CWI	2012		Other 2013		Raleigh		Average
	Historical	Acquisitions		Transactions		City Center		Shares		Pro Forma
Hotel Revenues
Rooms	$8,906	$18,401	B	$74,037	B	$14,306	B			$115,650
Food and beverage	2,671	3,295	B	15,847	B	6,377	B			28,190
Other hotel income	1,395	2,245	B	9,353	B	950	B			13,943
Total Hotel Revenues	12,972	23,941		99,237		21,633				157,783
Other real estate income	64	-		-		-				64
Total Revenues	13,036	23,941		99,237		21,633				157,847
Operating Expenses
Hotel Expenses
Rooms	2,508	3,732	C	17,144	C	3,095	C			26,479
Food and beverage	2,160	2,942	C	13,494	C	4,247	C			22,843
Other hotel operating expenses	817	810	C	6,908	C	666	C			9,201
General and administrative	1,269	2,339	C	8,663	C	1,683	C			13,954
Sales and marketing	1,191	2,593	C	9,666	C	2,480	C			15,930
Repairs and maintenance	679	963	C	3,624	C	907	C			6,173
Utilities	635	807	C	3,105	C	642	C			5,189
Management fees	199	749	C	2,593	C	146	C			3,687
Property taxes, insurance and rent	676	1,038	C	4,105	C	714	C			6,533
Depreciation and amortization	1,392	3,558	C	13,997	C	4,040	C			22,987
Total Hotel Expenses	11,526	19,531		83,299		18,620				132,976

Other Operating Expenses
Acquisition-related expenses	5,549	(5,143)	D	(97)	D	-				309
Management expenses	689	-		-		-				689
Corporate general and administrative expenses	2,475	-		-		-				2,475
Asset management fees to affiliate	601	680	E	1,901	E	432	E			3,614
Total Other Operating Expenses	9,314	(4,463)		1,804		432				7,087
Operating (Loss) Income	(7,804)	8,873		14,134		2,581				17,784
Other Income and (Expenses)
Net income (loss) from equity investments in real estate	1,611	(840)	F	(1,812)	F	-				(1,041)
Other income	85	-		-		-				85
Bargain purchase gain	3,809	(3,809)	G	-		-				-
Interest expense	(1,199)	(3,090)	H	(11,513)	H	(2,444)	H			(18,246)
	4,306	(7,739)		(13,325)		(2,444)				(19,202)
(Loss) Income from Operations Before Income Taxes	(3,498)	1,134		809		137				(1,418)
Provision for income taxes	(344)	(101)	I	(491)	I	(327)	I			(1,263)
Net (Loss) Income	(3,842)	1,033		318		(190)				(2,681)
Loss (income) attributable to noncontrolling interests	1,119	(259)	J	1,828	J	-				2,688
Net (Loss) Income Attributable to CWI Stockholders	$(2,723)	$774		$2,146		$(190)				$7
Basic and Diluted Net (Loss) Income Per Share	$(0.29)									$0.00
Basic and Diluted Weighted Average Shares Outstanding	9,323,705							20,577,000	K	29,900,705

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2013

(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
				Marriott		Weighted
	CWI	Other 2013		Raleigh		Average
	Historical	Transactions		City Center		Shares		Pro Forma
Hotel Revenues
Rooms	$26,185	$21,524	B	$7,362	B			$55,071
Food and beverage	3,884	6,417	B	3,690	B			13,991
Other hotel income	2,245	3,720	B	476	B			6,441
Total Revenues	32,314	31,661		11,528				75,503
Operating Expenses
Hotel Expenses
Rooms	5,985	5,765	C	1,544	C			13,294
Food and beverage	2,877	5,710	C	2,218	C			10,805
Other hotel operating expenses	1,077	2,886	C	332	C			4,295
General and administrative	2,722	3,251	C	861	C			6,834
Sales and marketing	3,466	2,830	C	1,341	C			7,637
Repairs and maintenance	1,254	1,307	C	476	C			3,037
Utilities	1,139	1,078	C	322	C			2,539
Management fees	710	726	C	109	C			1,545
Property taxes, insurance and rent	1,655	1,736	C	308	C			3,699
Depreciation and amortization	4,779	5,001	C	1,637	C			11,417
Total Hotel Expenses	25,664	30,290		9,148				65,102
Other Operating Expenses
Acquisition-related expenses	11,866	(11,721)	D	(132)	D			13
Management expenses	523	-		-				523
Corporate general and administrative expenses	1,847	-		-				1,847
Asset management fees to affiliate	951	636	E	216	E			1,803
Total Other Operating Expenses	15,187	(11,085)		84				4,186
Operating (Loss) Income	(8,537)	12,456		2,296				6,215
Other (Expenses) and Income
Net income (loss) from equity investments in real estate	482	(672)	F	-				(190)
Interest expense	(3,836)	(4,265)	H	(1,222)	H			(9,323)
	(3,354)	(4,937)		(1,222)				(9,513)
(Loss) Income from Operations Before Incomes Taxes	(11,891)	7,519		1,074				(3,298)
(Provision for) benefit from income taxes	(547)	403	I	(171)	I			(315)
Net (Loss) Income	(12,438)	7,922		903				(3,613)
Loss attributable to noncontrolling interests	78	2,637	J	-				2,715
Net (Loss) Income Attributable to CWI Stockholders	$(12,360)	$10,559		$903				$(898)
Basic and Diluted Net Loss Per Share	$(0.49)							$(0.03)
Basic and Diluted Weighted Average Shares Outstanding	25,075,110					8,650,409	K	33,725,519

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Note 1. Basis of Presentation

The condensed consolidated statement of operations for the year ended December 31, 2012 was derived from our historical audited consolidated financial statements as of and for the year ended December 31, 2012, included in our Annual Report on Form 10-K for the year ended December 31, 2012. The pro forma condensed consolidated balance sheet as of June 30, 2013 and the pro forma condensed consolidated statement of operations for the six months ended June 30, 2013 were derived from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2013.

Note 2. Historical Acquisitions

2012 Acquisitions

On May 31, 2012, June 8, 2012, July 9, 2012 and December 6, 2012, we acquired controlling interests in four hotels: Hampton Inn Boston Braintree, Hilton Garden Inn New Orleans French Quarter/CBD, Lake Arrowhead Resort and Spa, and Courtyard San Diego Mission Valley, respectively. Additionally, on October 3, 2012, we entered into the Westin Atlanta Venture, which we account for under the equity method of accounting (collectively, our “2012 Acquisitions”).

Our 2012 Acquisitions are reflected in our historical condensed consolidated statement of operations for the duration of the six months ended June 30, 2013 and for a portion of the year ended December 31, 2012, reflecting their results of operations from their respective dates of acquisition through the end of each period presented. We made pro forma adjustments (Note 3, adjustments B through K) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

Other 2013 Transactions

On February 14, 2013, March 12, 2013, May 29, 2013, June 6, 2013 and July 10, 2013, we acquired controlling interests in the Hilton Southeast Portfolio (which is comprised of five select-service hotels), the Courtyard Pittsburgh Shadyside, the Hutton Hotel Nashville, the Holiday Inn Manhattan 6th Avenue Chelsea and the Fairmont Sonoma Mission Inn & Spa, respectively (collectively, our “Other 2013 Acquisitions”). On July 17, 2013, we sold our 49% joint venture interest in the Long Beach Venture, comprising our share of all the assets and liabilities of the venture, to Ensemble Hotel Partners, LLC, our joint venture partner, for $22.6 million (collectively, with the acquisitions described above, the “Other 2013 Transactions”). The venture owned two hotels: the Hotel Maya, a DoubleTree by Hilton; and the Residence Inn Long Beach Downtown.

Except for the acquisition of Fairmont Sonoma Mission Inn & Spa and the sale of the Long Beach Venture (Note 3), all of the transactions noted above are reflected in our historical condensed consolidated balance sheet at June 30, 2013 and, therefore, no pro forma adjustments to our historical condensed consolidated balance sheet as of June 30, 2013 were required. In addition, the transactions noted above are reflected in our historical condensed consolidated statement of operations for the six months ended June 30, 2013 reflecting their results of operations from their respective dates of acquisition through June 30, 2013. We made pro forma adjustments (Note 3, adjustments B through K) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

Notes to Pro Forma Condensed Consolidated Financial Statements

Note 3. Pro Forma Adjustments

A.  Investments and Disposition

Marriott Raleigh City Center

On August 13, 2013, we acquired the Marriott Raleigh City Center from Noble Raleigh Associates, LLC, an unaffiliated third party for $82.2 million. The 400-room full service hotel is located in downtown Raleigh, North Carolina. The hotel will be managed by Noble-Interstate Management Group, LLC. In connection with this acquisition, we expensed acquisition costs of $2.7 million, which are reflected as a charge to distributions in excess of accumulated losses in the pro forma condensed consolidated balance sheet as of June 30, 2013. As part of our franchise agreement with Marriott, we are required to make renovations to the hotel, which are expected to be completed by the second quarter of 2014. Accordingly, we placed $2.5 million into lender-held escrow accounts in connection with these planned renovations. Additionally, as required by the lender, we placed $0.6 million into lender-held and other escrow accounts.

We acquired the Marriott Raleigh City Center through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $51.5 million. The interest rate is fixed at 4.61% and the loan matures on September 1, 2038. The loan includes a call option by the lender with the earliest repayment date being September 1, 2018. We capitalized $0.4 million of deferred financing costs related to this loan.

Other 2013 Transactions

On July 10, 2013, we acquired through a wholly-owned subsidiary a 75% interest in a newly-formed joint venture owning the Fairmont Sonoma Mission Inn & Spa with Fairmont Hotels & Resorts, the property owner and an unaffiliated third party. The joint venture acquired real estate assets totaling $91.8 million. Our investment was made in the form of a preferred equity interest that carries a cumulative preferred dividend of 8.5% per year, which is payable after Fairmont Hotels & Resorts receives $150,000 in cumulative distributions. The resort will be managed by Fairmont Hotels & Resorts (Maryland) LLC, an unrelated third party. In connection with this acquisition, we expensed acquisition costs of $2.8 million (including $1.0 million attributable to noncontrolling interest), which are reflected as a charge to distributions in excess of accumulated losses in the pro forma condensed consolidated balance sheet as of June 30, 2013. The pro forma adjustment on the balance sheet at June 30, 2013 also reflects the fair value of the noncontrolling interest at the date of acquisition of $12.8 million. Our pro forma loss attributable to noncontrolling interests would be approximately $1.8 million and $2.6 million for the year ended December 31, 2012 and the six months ended June 30, 2013, respectively, based upon our preferred equity interest calculation.

The resort is currently undergoing a renovation that commenced, prior to our ownership, in September 2012 and is expected to total $8.4 million. The estimated remaining renovations of $2.6 million will be funded through our cash accounts and include $1.8 million to complete the refurbishment of guestrooms and public space, which is currently anticipated to be completed in the fourth quarter of 2013, and $0.8 million to complete the renovation of the spa, which is currently anticipated to be completed in the second quarter of 2014.

In connection with the Fairmont Sonoma Mission Inn & Spa acquisition, we obtained a non-recourse mortgage loan of $44.0 million. The stated interest rate of one-month LIBOR plus 2.5% has effectively been fixed at approximately 4.1% through an interest rate swap agreement, maturing on July 10, 2018, which is the maturity date of the loan. We capitalized $0.5 million of deferred financing costs related to this loan.

On July 17, 2013, we sold our 49% joint venture interest in the Long Beach Venture, comprising our share of all the assets and liabilities of the venture, to Ensemble Hotel Partners, LLC, our joint venture partner, for $22.6 million. We made an adjustment to reflect a pro forma gain of approximately $1.8 million. The venture owned two hotels: the Hotel Maya, a DoubleTree by Hilton; and the Residence Inn Long Beach Downtown.

Notes to Pro Forma Condensed Consolidated Financial Statements

The following table presents a summary of assets acquired and liabilities assumed in these business combinations, at the dates of acquisition (Dollars in thousands):

	Fairmont
	Sonoma	Marriott
	Mission	Raleigh
	Inn & Spa	City Center
Acquisition consideration
CWI Cash consideration	$76,647	$82,193
Assets acquired at fair value:
Land	$17,657	$-
Building	66,423	67,541
Building and site improvements	-	1,004
Furniture, fixtures and equipment	7,670	3,881
Accounts receivable	75	172
Other assets (a)	1,229	10,798
Liabilities assumed at fair value:
Accounts payable, accrued expenses, and other liabilities	(3,604)	(1,203)
Contributions from noncontrolling interests	(12,803)	-
Net assets acquired at fair value	$76,647	$82,193

__________

(a)         Marriott Raleigh City Center other assets includes intangible assets acquired aggregating $10.5 million, comprised of a below-market ground lease of $9.0 million and a below-market parking garage lease of $1.5 million.

B.  Hotel Revenue

The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our Other 2013 Acquisitions for the six months ended June 30, 2013 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)

	Pre-Acquisition Historical
	Year Ended December 31, 2012
			Marriott
	2012	Other 2013	Raleigh
	Acquisitions	Acquisitions	City Center
Rooms	$18,401	$74,037	$14,306
Food and beverage	3,295	15,847	6,377
Other hotel income	2,245	9,353	950
	$23,941	$99,237	$21,633

(Dollars in thousands)

		Pre-Acquisition Historical
		Six Months Ended June 30, 2013
			Marriott
		Other 2013	Raleigh
		Acquisitions	City Center
Rooms		$21,524	$7,362
Food and beverage		6,417	3,690
Other hotel income		3,720	476
		$31,661	$11,528

Notes to Pro Forma Condensed Consolidated Financial Statements

C.  Hotel Expenses

Pre-Acquisition Historical Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of each of our investments except for those related to depreciation and amortization, sales and marketing, and management fees as illustrated below. The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the pre-acquisition historical incremental expenses recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our Other 2013 Acquisitions for the six months ended June 30, 2013 represent the pre-acquisition historical incremental expenses recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)

	Pre-Acquisition Historical
	Year Ended December 31, 2012
			Marriott
	2012	Other 2013	Raleigh
	Acquisitions	Acquisitions	City Center
Rooms	$3,732	$17,144	$3,095
Food and beverage	2,942	13,494	4,247
Other hotel operating expenses	810	6,908	666
General and administrative	2,339	8,663	1,683
Repairs and maintenance	963	3,624	907
Utilities	807	3,105	642
Property taxes, insurance and rent	1,038	4,105	714
	$12,631	$57,043	$11,954

(Dollars in thousands)

		Pre-Acquisition Historical
		Six Months Ended June 30, 2013
			Marriott
		Other 2013	Raleigh
		Acquisitions	City Center
Rooms		$5,765	$1,544
Food and beverage		5,710	2,218
Other hotel operating expenses		2,886	332
General and administrative		3,251	861
Repairs and maintenance		1,307	476
Utilities		1,078	322
Property taxes, insurance and rent		1,736	308
		$21,733	$6,061

Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using an estimated useful life not to exceed 40 years for building and building improvements, one to 11 years for furniture, fixtures and equipment and one to 93 years for intangible assets. Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements entered into upon acquisition. The following pro forma adjustments for the year ended December 31, 2012 and the six months ended June 30, 2013 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical financial statements.

(Dollars in thousands)

	Year Ended December 31, 2012
			Marriott
	2012	Other 2013	Raleigh
	Acquisitions	Acquisitions	City Center
Sales and marketing - pre-acquisition historical	$2,573	$8,797	$2,472
Sales and marketing - pro forma adjustments	20	869	8
Sales and marketing - pro forma results	$2,593	$9,666	$2,480

Management fees - pre-acquisition historical	$740	$3,092	$648
Management fees - pro forma adjustments	9	(499)	(502)
Management fees - pro forma results	$749	$2,593	$146

Depreciation and amortization - pre-acquisition historical	$2,702	$11,055	$2,428
Depreciation and amortization - pro forma adjustments	856	2,942	1,612
Depreciation and amortization - pro forma results	$3,558	$13,997	$4,040

(Dollars in thousands)

	Six Months Ended June 30, 2013
		Marriott
	Other 2013	Raleigh
	Acquisitions	City Center
Sales and marketing - pre-acquisition historical	$2,907	$1,306
Sales and marketing - pro forma adjustments	(77)	35
Sales and marketing - pro forma results	$2,830	$1,341

Management fees - pre-acquisition historical	$972	$346
Management fees - pro forma adjustments	(246)	(237)
Management fees - pro forma results	$726	$109

Depreciation and amortization - pre-acquisition historical	$3,500	$1,215
Depreciation and amortization - pro forma adjustments	1,501	422
Depreciation and amortization - pro forma results	$5,001	$1,637

D.  Acquisition-Related Expenses

Acquisition costs related to our 2012 Acquisitions, aggregating $5.1 million, are reflected in our historical condensed consolidated statement of operations for the year ended December 31, 2012. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations.

Acquisition costs related to our Other 2013 Acquisitions, aggregating $0.1 million and $11.7 million, are reflected in our historical condensed consolidated statement of operations for the year ended December 31, 2012 and six months ended June 30, 2013, respectively. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations.

Notes to Pro Forma Condensed Consolidated Financial Statements

Acquisition costs of $0.1 million related to the Marriott Raleigh City Center transaction are reflected in our historical condensed consolidated statement of operations for the six months ended June 30, 2013. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations.

E.  Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average monthly market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the six months ended June 30, 2013 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

	Year Ended	Six Months Ended
	December 31, 2012	June 30, 2013
2012 Acquisitions	$680	$-
Other 2013 Acquisitions	1,901	636
Marriott Raleigh City Center	432	216
	$3,013	$852

F.  Net Income (Loss) from Equity Investments in Real Estate

Earnings for our equity method investments are recognized in accordance with each respective investment agreement and are based upon the allocation of the investment’s net assets at book value as if the investment were hypothetically liquidated at the end of each reporting period. Under the conventional approach to accounting for equity investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is not applicable if the venture’s capital structure gives different rights and priorities to its investors as it is difficult to describe an investor’s interest in a venture simply as a specified percentage. As we have priority return on our investments, we follow the hypothetical liquidation at book value method in determining our share of the ventures’ earnings or losses for the reporting period as this method better reflects our claim on the ventures’ book value at the end of each reporting period. Due to our preferred interests, we are not responsible for and will not reflect losses to the extent our partners continue to have equity in the investments.

2012 Acquisitions

Based on the hypothetical liquidation at book value method, our pro forma equity in the loss of the Westin Atlanta Venture would have been approximately $0.8 million for the period from January 1, 2012 through the date of acquisition.

Other 2013 Transactions

Income from the Long Beach Venture totaling $1.8 million and $0.7 million is reflected in our historical consolidated statement of operations for the year ended December 31, 2012 and the six months ended June 30, 2013, respectively. We have reflected pro forma adjustments to exclude these earnings from our respective pro forma condensed consolidated statements of operations.

G.  Bargain Purchase Gain

A bargain purchase gain of $3.8 million is included in our historical statement of operations for the year ended December 31, 2012 related to our acquisition of Lake Arrowhead Resort and Spa. We have reflected a pro forma adjustment to exclude this transaction-related gain in our pro forma condensed consolidated statement of operations, as this is not expected to have a recurring impact on us.

Notes to Pro Forma Condensed Consolidated Financial Statements

H.  Interest Expense

The following pro forma adjustments for the year ended December 31, 2012 and the six months ended June 30, 2013 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical financial statements.

(Dollars in thousands)

	Year Ended December 31, 2012
			Marriott
	2012	Other 2013	Raleigh
	Acquisitions	Acquisitions	City Center
Interest expense - pre-acquisition historical	$3,708	$12,101	$2,164
Interest expense - pro forma adjustments	(618)	(588)	280
Interest expense - pro forma results	$3,090	$11,513	$2,444

(Dollars in thousands)

	Six Months Ended June 30, 2013
		Marriott
	Other 2013	Raleigh
	Acquisitions	City Center
Interest expense - pre-acquisition historical	$3,908	$963
Interest expense - pro forma adjustments	357	259
Interest expense - pro forma results	$4,265	$1,222

I.  (Provision for) Benefit from Income Taxes

We have reflected pro forma adjustments related to each of our investments based upon estimated effective tax rates for each investment which take into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. These pro forma adjustments reflect what the income tax provisions would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the six months ended June 30, 2013 represent the (expense) benefit that would have been incurred based on the new entity structure, as applicable (in thousands):

	Year Ended	Six Months Ended
	December 31, 2012	June 30, 2013
2012 Acquisitions	$(101)	$-
Other 2013 Acquisitions	(491)	403
Marriott Raleigh City Center	(327)	(171)
	$(919)	$232

J.  Loss (Income) Attributable to Noncontrolling Interests

The combined pro forma adjustment to loss (income) attributable to noncontrolling interest related to our 2012 Acquisitions was $(0.3) million for the year ended December 31, 2012.

The pro forma adjustment to loss (income) attributable to noncontrolling interest related to our Other 2013 Acquisitions was $1.8 million and $2.6 million for the year ended December 31, 2012 and the six months ended June 30, 2013, respectively.

K.  Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements were issued on January 1, 2012.